SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) June 19, 1999.

                             Forestry International, Inc.

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     (Exact Name of registrant as specified in its charter)


                            Colorado
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   (State or other jurisdiction as specified in its charter)

              0-023310
    84-1116284
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(Commission File Number)                          (I.R.S.
Employer
                                         Identification No.)

1205, Ampere Street, Suite 206, Boucherville, Quebec, Canada
J4B 7M6
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(Address of principal executive offices including Zip Code)
Registrant's telephone number (514) 495-7747

                              N/A
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(Former name or former address, if changed since last report)



Item 1. Change in Control of Registrant

    Not Applicable

Item 2.  Acquisition or Disposition of Assets

    Not Applicable

Item 3.  Bankruptcy or Receivership

    Not Applicable

Item 4.  Change in Registrant's Certifying Accountant

    Not Applicable

Item 5. Other Events

    On June 19, 1999 Perry Gower resigned as the Chief Financial
Officer and as a Director of the Company. Richard Jamieson was appointed by the Board of Directors as Chief Financial Officer and as a
Director of the Company.

Item 6.  Resignation of Registrant's Directors

    Not Applicable

    Item 7.  Financial Statements, Pro Forma Financial
    Information and
    Exhibits

    Not Applicable





                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTRY INTERNATIONAL, INC.  Date 09/23/1999
(Registrant)

By:      /s/ Louis R. Turp
    Louis R. Turp, Chief Executive Officer